Cash and cash equivalents and short-term investments (Tables)	12 Months Ended
Dec. 31, 2023
Cash and cash equivalents and short-term investments
Schedule of short-term investments

	December 31,	December 31,
	2023	2022
Cash and cash equivalents	12,971	35,130
Short-term investments (i)	220,301	23,301
Short-term investments correspond to financial investments in Investment Funds, with highly rated financial institutions. As of December 31, 2023, the average interest on these Investment Funds is 13.49% p.a., corresponding to 103.45% of CDI (December 31, 2022 – 10.50% p.a. – 84.80% of CDI). Despite the fact that these investments have high liquidity and have insignificant risk of changes in value, they do not qualify as cash equivalents given the nature of the investment portfolio and their maturity. Due to the short-term nature of these investments, their carrying amount is the same as their fair value